Exhibit 1.01

AtriCure, Inc.

Conflict Minerals Report

For The Year Ended December 31, 2015

This report for the year ended December 31, 2015 (the Reporting Period) is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the Rule) and the Public Statement on the Effect of the Recent Court of Appeals Decision on the Conflict Minerals Rule issued by the Director of the Division of Corporation Finance of the Securities and Exchange Commission on April 24, 2014 (the SEC Statement). The Rule was adopted by the Securities and Exchange Commission (SEC) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. Conflict minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (collectively, 3TG) for the purposes of this assessment. These requirements apply to all registrants, whatever the geographic origin of the conflict minerals and whether or not they fund armed conflict.

If a registrant can establish that the conflict minerals originated from sources other than the Democratic Republic of the Congo (DRC) or an adjoining country (the Covered Countries),or from recycled and scrap sources, it must submit a Form SD which describes the Reasonable Country of Origin Inquiry (RCOI) completed.

If a registrant has reason to believe that any of the conflict minerals in its supply chain may have originated in the Covered Countries, or if it is unable to determine the country of origin of those conflict minerals, then the issuer must exercise due diligence on the conflict minerals’ source and chain of custody. The registrant must annually submit a Conflict Minerals Report (CMR) to the SEC that includes a description of those due diligence measures.

1.	Company Overview

AtriCure, Inc. (the Company, AtriCure, we, or our) was incorporated in the State of Delaware on October 31, 2000. The Company is a medical device company providing innovative atrial fibrillation (Afib) solutions designed to produce superior outcomes that reduce the economic and social burden of atrial fibrillation. The Company sells cardiac tissue ablation and left atrial appendage exclusion devices to hospitals globally through a direct sales force and distributors. An analysis of AtriCure products found that 3TG can be found in certain AtriCure devices. Therefore, certain products that AtriCure manufactures are subject to the reporting obligations of Rule 13p-1.

2.	Products and Facilities Overview

AtriCure’s product lines are classified as follows:

Radio Frequency (RF) Ablation Devices. Our Isolator Synergy System and related RF devices, such as our multifunctional pens, represent our primary product line and generate a significant portion of our revenue. Physicians use the Isolator Synergy System and related RF devices in both open and minimally invasive procedures.

Cryoablation System. Our cryoablation offering consists of our cryoICE BOX generator along with a range of cryoICE single use and reusable cryosurgery probes. The cryoICE cryoablation system is used to ablate cardiac tissue for the treatment of cardiac arrhythmias, and to provide temporary pain relief to thoracic surgery patients via ablation of peripheral nerves.

AtriClip System. Our AtriClip system is designed to exclude the left atrial appendage by mechanically clamping the appendage from the outside, eliminating blood flow between the left atrial appendage and the atrium while avoiding contact with circulating blood.

We manufacture a substantial majority of the disposable and implantable products we sell and generally purchase items that would be deemed capital equipment. Throughout 2015, we inspected, assembled, tested and packaged our products in West Chester, Ohio. Our products are sterilized by third-party sterilizers at their facilities.

3.	Conflict Minerals Program

The Company designed its conflict minerals program to conform, in all material respects, to the five-step framework of the 2nd edition of The Organization for Economic Co-operation and Development (OECD) Due Diligence Guidance, the Supplement on Tin, Tantalum, and Tungsten, and the Supplement on Gold, specifically as they relate to our position in the minerals supply chain as a "downstream" company:

Step 1: Establish strong company management systems

Step 2: Identify and assess risks in the supply chain

Step 3: Design and implement a strategy to respond to identified risks

Step 4: Carry out independent third-party audit of smelter/refiner due diligence practices

Step 5: Report annually on supply chain due diligence.

The Company relied upon multi-stakeholder initiatives that provide verification processes for conflict-free minerals from smelters or refiners who may provide those minerals to companies in our supply chain. The Company, as a purchaser of component parts, is many steps removed from the mining of conflict minerals. The Company does not purchase raw ore or unrefined conflict minerals and conducts no purchasing activities directly in the Covered Countries.

The statements below are based on the activities performed to date and in good faith by AtriCure and are based on the information available at the time of this filing. Factors that could affect the accuracy of these statements include, but are not limited to, the complexity of the supply chain, incomplete supplier data or available smelter data, errors or omissions by suppliers or smelters, the ability of suppliers to identify smelters, evolving definition and confirmation of smelters, incomplete information from industry or other third-party sources, continuing guidance regarding the SEC final rules and other factors.

4.	Due Diligence Process

The following describes the measures taken to reasonably determine the country of origin and to exercise due diligence in the mineral supply chain in conformance with the OECD Due Diligence Guidance.

Step 1:  Establish strong company management systems

a.

Conflict minerals team – AtriCure established a conflict minerals team that includes individuals from the appropriate departments. The team was structured to ensure critical information reached relevant employees and suppliers.

b.	Supplier engagement – AtriCure provided informational materials to our queried suppliers related to the conflict minerals disclosure requirements and conflict minerals compliance.
c.

Company level grievance mechanism – AtriCure has established a grievance mechanism as a risk-awareness system for issues, including conflict minerals issues. Stakeholders can communicate directly and confidentially with our compliance officer.

d.	Records management – AtriCure will maintain records relating to our conflict minerals program in accordance with the recommended five-year record retention guidelines.

Step 2:  Identify and assess risks in the supply chain

a.

Identify products in scope – The conflict minerals team conducted a detailed review of the products manufactured or contracted to be manufactured during the Reporting Period to identify products that should be deemed in-scope.

b.

Conduct Reasonable Country of Origin Inquiry (RCOI) – AtriCure utilized the industry-developed Conflict Minerals Reporting Template (CMRT) to query suppliers for conflict minerals information. The Company requested this information from the Tier 1 suppliers who provide material and components for the products deemed in-scope by the conflict minerals team. The responses from the templates submitted by our suppliers were evaluated to determine the Company’s reporting obligation based on this RCOI.

c.

Completed additional follow-up – AtriCure contacted direct suppliers to ensure they responded to the request for conflict minerals information by the requested date. AtriCure also worked to clarify and validate the information provided by certain suppliers, such as distributors.

d.

Identify smelters/processors – AtriCure compiled a list of smelters/processors in our supply chain using supplier responses in their CMRTs. The Company reconciled this list to the list of smelter facilities designated by the Conflict-Free Sourcing Initiative's (CFSI) Conflict-Free Smelter Program. We have provided the listing within this report.

Step 3:  Design and implement a strategy to respond to identified risks

As part of the risk mitigation process, the Company reconciled the list of smelters collected from suppliers to the list of smelter facilities designated as "conflict free" by the CFSI's Conflict-Free Smelter Program.

Step 4:  Carry out independent third-party audit of smelter/refiner due diligence practices

AtriCure is relying on the CFSI's published lists to verify the conflict-free status of smelters/processors that source from Covered Countries. The Company has not been subject to an independent private sector audit in accordance with the SEC Statement.

Step 5:  Report annually on supply chain due diligence

AtriCure has determined that a portion of the conflict minerals used to manufacture our products may have originated from the Covered Countries. Accordingly, this Conflict Minerals Report has been filed with the SEC and is available on our website at http://www.atricure.com/.

5.	Determination

Based on the information received from our suppliers, the facilities listed in the table below may have been used to process conflict minerals used in certain AtriCure products.

On the basis of the due diligence measures described above, including the RCOI process, the Company does not have sufficient information to conclusively determine the countries of origin of all of the 3TG necessary to the Company’s product functionality or production or whether the 3TG used in its products were from recycled or scrap sources or whether or not any conflict minerals may have, in fact, directly or indirectly financed or benefitted any armed groups in a Covered Country.

Metal	Facility Name	Facility Location
Gold	AGR Matthey	AUSTRALIA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	ANZ	AUSTRALIA
Gold	Argor-Heraeus SA	SWITZERLAND
Gold	Asahi Pretec Corporation	JAPAN
Gold	Asahi Refining Canada Limited	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis AG	GERMANY
Gold	B.R.Industries	INDIA
Gold	Bangalore Refinery Pvt Ltd	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO

Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Métaux SA	SWITZERLAND
Gold	Chimet S.p.A.	ITALY
Gold	China National Gold Group Corporation	CHINA
Gold	Chugai Mining Co.,Ltd	JAPAN
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES
Gold	Cookson Sempsa	SPAIN
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DaeryungENC	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	DODUCO GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	ECHEMI ENTERPRISE CORP.	CHINA
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Elemetal Refining, LLC	UNITED STATES
Gold	EM Vinto	BOLIVIA
Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Gansu Seemine Material Hi-Tech Co., LTD	CHINA
Gold	Geib Refining Corporation	UNITED STATES
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Harmony Gold Refinery	SOUTH AFRICA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Precious Metals North America	UNITED STATES
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Inovan gmbh	GERMANY
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Johnson Matthey Inc	UNITED STATES
Gold	Johnson Matthey Ltd	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION

Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	K.A Rasmussen as	NORWAY
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L' azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Company Limited	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Gold	London Bullion Market Association	UNITED KINGDOM
Gold	London Bullion Market Association	UNITED STATES
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Materion	UNITED STATES
Gold	Materion Advanced Metals	CHINA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Mead Metals	UNITED STATES
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies SA	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Metalurgica Met-Mex Peñoles, S.A. de C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co. LTD	JAPAN
Gold	Ningbo Kangqiang	CHINA
Gold	Ohio Precious Metals, LLC	UNITED STATES
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	PAMP SA	SWITZERLAND
Gold	Pan Pacific Copper Co Ltd.,	JAPAN
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Perth Mint	AUSTRALIA

Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PT Tambang Timah	INDONESIA
Gold	PX Précinox SA	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Republic Metals Corporation	UNITED STATES
Gold	Royal Canadian Mint	CANADA
Gold	Sabin Metal Corp.	UNITED STATES
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF
Gold	Sanmenxia HengSheng	CHINA
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	Scotia Mocatta	HONG KONG
Gold	SD(Samdok) Metal	KOREA
Gold	SEMPSA Joyería Platería SA	SPAIN
Gold	Sendi (Japan): Kyocera Corporation	JAPAN
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shandong Zhaoyuan Gold Argentine refining company	CHINA
Gold	Shanghai Gold Exchange	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Super Dragon technology Co., Ltd	TAIWAN
Gold	Suzhou xingrui	CHINA
Gold	Suzhou Xingrui Noble	CHINA
Gold	Tanaka Denshi Kogyo K.K.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	TECHNIC INC.	UNITED STATES
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	The Hutti Gold Company	INDIA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Timah Company	INDONESIA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Toyo Smelter & Refinery, Japan	JAPAN
Gold	UBS AG Bahnhofstr.	SWITZERLAND
Gold	Umicore Brasil Ltda	BRAZIL

Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	Union Bank of Switzerland	SWITZERLAND
Gold	United Precious Metal Refining, Inc.	UNITED STATES
Gold	Uyemura	UNITED STATES
Gold	Valcambi SA	SWITZERLAND
Gold	W.C. Heraeus GmbH	GERMANY
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Xstrata Canada Corporation	CANADA
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Yoo Chang Metal Inc.	KOREA
Gold	Yunnan Copper Industry Co Ltd	CHINA
Gold	ZhaoJin Mining Industry Co.,Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Tantalum	A&M Minerals Ltd.	UNITED KINGDOM
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	CIF	BRAZIL
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES
Tantalum	Duoluoshan	CHINA
Tantalum	Ethiopian Minerals Development Share Co.	ETHIOPIA
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Fujian Nanping	CHINA
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Group	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA

Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Rare Earth Metals Tungsten Group Corp.	CHINA
Tantalum	Jiangzi Yichum	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES
Tantalum	Kennametal inc	UNITED STATES
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	KME Germany GmbH & Co. KG	GERMANY
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metal Do	JAPAN
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Niotan	UNITED STATES
Tantalum	Nippon Mining & Metals Co.,Ltd.	JAPAN
Tantalum	NTET, Thailand	THAILAND
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	QuantumClean	UNITED STATES
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemicals	JAPAN
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex Metals	UNITED STATES
Tantalum	Tranzact, Inc.	UNITED STATES
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Vietnam Youngsun Tungsten Industry Co., Ltd	VIETNAM
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	CHINA
Tantalum	Zhuzhou Cemented Carbide	CHINA
Tin	AIM	CANADA
Tin	Alpha	UNITED STATES
Tin	Alpha Metals (Taiwan) Inc.	TAIWAN
Tin	Alpha Metals Korea Ltd.	KOREA
Tin	Amalgament	PERU

Tin	An Vinh Joint Stock Mineral Processing Company	VIETNAM
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Aoki Labatories Ltd	CHINA
Tin	Asahi Pretec	JAPAN
Tin	Assaf Conductors Ltd.	UNITED STATES
Tin	ATI Metalworking Products	UNITED STATES
Tin	Atlas Pacific	UNITED STATES
Tin	AURA-II	UNITED STATES
Tin	Aurubis Netherlands	MALAYSIA
Tin	Ausmelt Limited	AUSTRALIA
Tin	BALVER ZINN Josef Jo	GERMANY
Tin	Bao tai	CHINA
Tin	Best Metais e Solda	BRAZIL
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Cookson	UNITED STATES
Tin	Cooper Santa	BRAZIL
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	COPPER 100	BRAZIL
Tin	Copper Santa	BRAZIL
Tin	CV Ayi Jaya	INDONESIA
Tin	CV DS Jaya Abadi	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Prima Timah Utama	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Daewoo International	JAPAN
Tin	Dowa	JAPAN
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	Electroloy Metal Pte	SINGAPORE
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM
Tin	Elmet S.L.U. (Metallo Group)	SPAIN
Tin	EM Vinto	BRAZIL
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Eximental S.A.	ARGENTINA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND

Tin	FIR Metals & Resource Ltd.	CHINA
Tin	Fuji Metal Mining Corp.	TAIWAN
Tin	Funsur,Minsur Mines,Funsur Smelter,Minsur S.A. Tin Metal	PERU
Tin	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tin	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tin	Gejiu Jinye Mineral Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Gold Bell Group	CHINA
Tin	Grant Manufacturing and Alloying	UNITED STATES
Tin	H. Kramer & Co.	UNITED STATES
Tin	Hayes Metals Pty Ltd	AUSTRALIA
Tin	Heraeus Ltd Hong Kong	CHINA
Tin	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tin	Heraeus Technology Center	HONG KONG
Tin	Huaxi Guangxi Group	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Impag AG	SWITZERLAND
Tin	Indonesian State Tin	INDONESIA
Tin	Ing.Josef Kořínek	CZECH REPUBLIC
Tin	International Wire Group, Inc	UNITED STATES
Tin	Jean Goldschmidt International	BELGIUM
Tin	Jia Tian	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Jiangxi Tungsten Industry Co Ltd	CHINA
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin	Jun xiang	CHINA
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	Kalas Wire	UNITED STATES
Tin	KARAS PLATING LTD	UNITED KINGDOM
Tin	KIESOW DR. BRINKMANN	GERMANY
Tin	KME Germany	GERMANY
Tin	Koepp Schaum GmbH	GERMANY
Tin	KOKI JAPAN	JAPAN
Tin	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	CZECH REPUBLIC
Tin	Kupol	RUSSIAN FEDERATION
Tin	Lingbao Jinyuan tonghu	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	Liuzhou China Tin	CHINA

Tin	M&R Claushuis BV	NETHERLANDS
Tin	MacDermid	UNITED STATES
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Materials Eco-Refining CO.,LTD	JAPAN
Tin	MCP Heck	GERMANY
Tin	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM
Tin	MEDEKO CAST s.r.o.	SLOVAKIA
Tin	Melt Metais e Ligas S/A	BRAZIL
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metallic Resources, Inc.	UNITED STATES
Tin	Metallo Chimique	BELGIUM
Tin	Metallum Metal Trading AG	SWITZERLAND
Tin	Metalor	SWITZERLAND
Tin	Minchai Metal Indust	TAIWAN
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Mineral-Metal s.r.o.	CZECH REPUBLIC
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Monette	GERMANY
Tin	Nancang Metal Material Co.,Ltd	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nathan Trotter & Co.	UNITED STATES
Tin	Neuhaus	GERMANY
Tin	Nghe Tin Non-Ferrous Metal	VIETNAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tin	Norddeutsche Affinerie	INDONESIA
Tin	Norteña de Metales, SA	SPAIN
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILLIPINES
Tin	OMG Electronisc Chemical Pte. Ltd	SINGAPORE
Tin	Operaciones Metalurgical S.A.	BOLIVIA
Tin	Paranapanema S/A	BRAZIL
Tin	Phoenix Metal Ltd.	RWANDA
Tin	Prifer Com de Sucata	BRAZIL
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA

Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Indra Eramulti Logam Industri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Banka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Singkep Times Utama	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT.CITRALOGAM	INDONESIA

Tin	RedRing Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Resind Indústria e Comércio Ltda	BRAZIL
Tin	Rohm and Haas	GERMANY
Tin	Rui Da Hung	TAIWAN
Tin	S Company	THAILAND
Tin	SAN-ETSU METALS	JAPAN
Tin	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Tin	Sevotrans	GERMANY
Tin	SGS BOLIVIA S.A.	BOLIVIA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd	CHINA
Tin	Shandong Zhaojin Gold & Silver Refinery Ltd.	CHINA
Tin	Shanghai Hubao Coppe	CHINA
Tin	Sizer Metals PTE	SINGAPORE
Tin	Soft Metais, Ltda.	BRAZIL
Tin	Solar Applied materials	TAIWAN
Tin	SORIMETAL	FRANCE
Tin	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin	Super Dragon Technology Co. Ltd.	TAIWAN
Tin	Swissmetal	SWITZERLAND
Tin	Swopes Salvage	UNITED STATES
Tin	Technic	UNITED STATES
Tin	Termomecanica	BRAZIL
Tin	Thailand Smelting & Refining Co., Ltd	THAILAND
Tin	Thaisarco	THAILAND
Tin	TODINI AND CO SPA	ITALY
Tin	TOYOTA TSUSHO CORPORATION	INDONESIA
Tin	Traxys	FRANCE
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	Univertical Corp	UNITED STATES
Tin	Vitkovicke slevarny	CZECH REPUBLIC
Tin	VQB Mineral and Trading Group JSC	VIETNAM
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Wieland Metals	UNITED STATES
Tin	Wu Xi Shi Yi Sheng Ji Xie She Bei Company	CHINA
Tin	XiHai - Liuzhou China Tin Group Co ltd - list as "China Tin"	CHINA
Tin	Ximao Tin Co. LTD	CHINA
Tin	Xingrui noble metal materialCO.LTD	CHINA
Tin	Xizmen Tungsten Co., Ltd.	CHINA
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yokohama Metal Co Ltd	JAPAN
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA
Tin	Yunnan Tin Group (Holding) Company Limited	CHINA

Tin	Zhongjin Gold Corporation Limited	CHINA
Tin	Zhuhai Quanjia	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	Alldyne Powder Technologies	UNITED STATES
Tungsten	Alta Group	UNITED STATES
Tungsten	Altlantic Metals	UNITED STATES
Tungsten	ATI Metalworking Products	UNITED STATES
Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	AVX Corporation	UNITED STATES
Tungsten	Axis Material Limited	JAPAN
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	ChangChun up-optech	CHINA
Tungsten	Chaozhou Xianglu Tungsten IND Co., LTD.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China Minmetals Corp.	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tungsten	China National Non-Ferrous & Jiangxi corporation limited	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	COOKSON SEMPSA	SPAIN
Tungsten	CWB Materials	UNITED STATES
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Grand Sea W and Mo Company	CHINA
Tungsten	Ganzhou Grand Sea W&Mo Group Co. Ltd.	CHINA
Tungsten	GANZHOU HONGFEI W&Mo MATERIALS CO.,LTD.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	GANZHOU SINDA W&Mo CO,.LTD.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	Hitachi Metals, Ltd.,	JAPAN
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION

Tungsten	IES Technical Sales	UNITED STATES
Tungsten	Izawa Metal	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jiujiang Tanbre	CHINA
Tungsten	JX Nippon mining & metals corporation	JAPAN
Tungsten	Kanto Denka Kogyo Co., Ltd.	CHINA
Tungsten	Kennametal Huntsville	UNITED STATES
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Mitsubishi Materials Corporation	JAPAN
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	North American Tungsten	CANADA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM
Tungsten	Plansee	AUSTRIA
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Ram Sales	UNITED STATES
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM
Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Sincemat Co, Ltd	CHINA
Tungsten	Sumitomo	CHINA
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	Sumitomo, Canada	CANADA
Tungsten	Sylham	UNITED STATES
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Wort Wayne Wire Die	UNITED STATES
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA

Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA

6.	Future Due Diligence

We will continue to communicate our expectations and information reporting requirements to our direct suppliers. Over time, we anticipate that the amount of information available globally on the traceability and sourcing of these ores will increase and improve our knowledge. We will continue to make inquiries to our direct suppliers and undertake additional risk assessments when potentially relevant changes in facts or circumstances are identified.  We expect our suppliers to take similar measures with their suppliers to ensure alignment throughout the supply chain.